                                  Exhibit 10.2

                        SETTLEMENT AND RELEASE AGREEMENT


         THIS SETTLEMENT AND RELEASE AGREEMENT (the "Agreement") is entered into as of this ______ day of ________, 1994, by and among JOHN F. ROTHMAN ("Rothman"); RONALD A. YOUNG ("Young"); HOTEL INVESTORS CORPORATION, a Maryland corporation ("Corp."); HOTEL INVESTORS TRUST, a Maryland business trust ("Trust") (Corp. and Trust are collectively hereinafter referred to as "Hotel Investors"); and WESTERN HOST, INC., a California corporation ("Western Host").

                                R E C I T A L S

         A. Young is a former Director, President and Chief Executive Officer of Corp. and a former Trustee of Trust; and Rothman is a former Chief Executive Officer and Trustee of Trust and a former Director of Corp. Young and Rothman were the sole shareholders of Western Host prior to their sale of all of the outstanding shares of Western Host to Corp. The following lawsuits have been filed against Young and Rothman, both individually and in their respective capacities as officers, directors and trustees of Hotel Investors:

                 1. Naomi Horowitz, on behalf of herself and all others similarly situated, Plaintiff, v. Hotel Investors Trust, Inc. [sic], a Maryland corporation; Hotel Investors Corporation, a Maryland corporation; Ronald A. Young; and John F. Rothman, Defendants, filed in the United States District Court, Southern District of California, as Case No. 91-1161 K (BTM);

                 2. Joyce Uttan I.R.A.; Dr. Irwin Hoffman; John Powell; and William Bieman, on behalf of themselves and all others similarly situated, Plaintiffs, v. Hotel Investors Trust, Inc. [sic], a Maryland real estate investment trust; Hotel Investors Corporation, a Maryland corporation; Ronald
A. Young; and John F. Rothman, Defendants, filed in the United States District Court, Southern District of California, as Case No. 92-277B (M); and

                 3. Richard Carno and Sonem Partners, Ltd., derivatively on behalf of Hotel Investors Trust; and Hotel Investors Corporation, Plaintiffs, v. Ronald A. Young, John F. Rothman, Graeme W. Henderson, Sherwin
L. Samuels, Bruce M. Ford, Earl F. Jones and Howard B. Levenson, Defendants; and Hotel Investors Trust, a Maryland real estate investment trust, and Hotel Investors Corporation, a Maryland corporation, Nominal Defendants, filed in the Superior Court of California, County of San Diego, as Civ. No. 650235 (the three lawsuits are hereinafter collectively defined as the "Shareholder Suits").

         B. Young and Rothman are general partners of Western Host Fresno Partners, Western Host Stockton Partners, Western Host Bakersfield Partners, Western Host Properties, Western Host Monterey Partners, Western Host Pasadena Partners and Western





                                 Exhibit 10.2

Host San Francisco Partners (collectively, the "Partnerships"). Each of the Partnerships have an equity interest in certain hotels (the "Partnership Hotels"), which are, in the case of Western Host Fresno Partners, Western Host Stockton Partners, Western Host Bakersfield Partners, Western Host Properties and Western Host Monterey Partners, managed by Western Host pursuant to various management contracts (collectively the "Management Contracts), and in the case of Western Host Pasadena Partners and Western Host San Francisco Partners, managed by Western Host as a general partner, pursuant to their respective Certificates of Limited Partnerships (collectively, the "Pasadena and San Francisco Partnership Agreements"), whereby, in exchange for specified management and incentive fees, Western Host has the right to supervise, manage and direct all operations of the Partnership Hotels. In exchange for such services Western Host receives management and incentive fees based on the gross revenues, cash flows and/or operating profits of each of the Partnership Hotels, or of the partnership that operates such Partnership Hotel.

         C. Westland Hotel Corp., an affiliate of Young, and Western Host have entered into agreements for each of the Partnership Hotels, whereby Western Host has subcontracted its rights to provide management services for each of the Partnership Hotels under the Management Contracts and the Pasadena and San Francisco Partnership Agreements (the "Interim Management Contracts") to Westland Hotel Corp. as Manager (as defined therein).

         D. Young and Rothman, as general partners of the Partnerships, contend that they have the absolute right (which right Hotel Investors disputes) to (i) request that the limited partners remove Western Host as a general partner of Western Host Pasadena Partners and Western Host San Francisco Partners; and (ii) terminate the Management Contracts on behalf of the Partnerships. Western Host, Trust and Corp. contend that Young, Rothman and the Partnerships cannot take such action without incurring liability to Western Host. Young, Rothman and the Partnerships will terminate the Management Contracts and Western Host will forbear from disputing such action and will withdraw as a general partner of Western Host Pasadena Partners and Western Host San Francisco Partners pursuant to that certain Termination of Management Contracts Agreement of even date herewith (the "Termination of Management Contracts Agreement") by and among the Partnerships, Western Host, Hotel Investors, Young and Rothman, attached hereto as Exhibit "A."

         E. Hotel Investors contends that the filing and defense of the Shareholder Suits and cancellation of the Management Contracts and other actions taken by Young and Rothman have, respectively, caused Hotel Investors to incur significant expense and will substantially reduce the value of Western Host to Hotel Investors. Young and Rothman deny such contentions.

         F. In a desire to end all disputes among them, the parties hereto have negotiated a resolution of all disputes existing between them with respect to the Shareholder Suits and termination of the Management Contracts and intend, by the terms of this Agreement, to memorialize the resolution of all such disputes. In consideration of the settlement of the issues surrounding the Shareholder Suits and termination of the Management Contracts and all other disputes among the parties hereto by entering into this Agreement, among other things, Young and Rothman shall return a portion of the purchase price paid to them for the outstanding stock of Western Host in an amount equal to $1,150,000 by the delivery of an irrevocable letter of credit with a term of one year (the "LC"), in the form attached hereto as Exhibit "B", to Hotel Investors in the sum of Eight Hundred Thousand U.S. Dollars ($800,000) in addition to delivering an additional Three Hundred Fifty Thousand U.S. Dollars ($350,000) into escrow pursuant to a separate Stipulation of Settlement Agreement relating to the Shareholder Suits and involving all parties thereto as well as an Agreement by and among Reliance Insurance Company and the defendants in the Shareholder Suits (the "Global Settlement Agreement" relating to the "Global Settlement") (such amounts together constituting the "Return of Purchase Price"). Concurrently with the disbursement of the Return of Purchase Price to or for the benefit of Hotel Investors, Hotel Investors, Western Host, Young and Rothman, respectively, shall (subject to certain conditions) release one another from all losses, liabilities, claims, demands and actions in connection with the Shareholder Suits and termination of the Management Contracts, all as set forth herein and in the Global Settlement Agreement.

                               A G R E E M E N T

       NOW, THEREFORE, in consideration of the promises and mutual covenants set forth below, the parties agree as follows:

       1. Delivery of Return of Purchase Price by Young and Rothman. Upon the execution of this Agreement and in satisfaction of any damages Hotel Investors or Western Host may have incurred or may incur in the future from the Shareholder Suits and termination of the Management Contracts, Young and Rothman shall concurrently with the execution of the Agreement deliver the Return of Purchase Price to Hotel Investors by delivery of the LC in the amount of $800,000 to Hotel Investors and shall deliver $350,000 in accordance with the Global Settlement Agreement.

               1.1 Conclusion of Global Settlement/Disbursement of Proceeds of LC. Upon conclusion of the Global Settlement (which shall mean the entry by the Court(s) of final order(s) confirming the Global Settlement Agreement in all respects), the proceeds of the LC shall be paid to Hotel Investors and disbursal of the $350,000 deposited by Young and Rothman pursuant to the Global Settlement Agreement shall be governed by the terms thereof. Any party hereto may terminate this Agreement if the Global Settlement is not so concluded and such party elects to terminate the Global Settlement pursuant to Section 9 of the Global Settlement Agreement. If the transactions contemplated by this Agreement should be terminated by any party hereto pursuant to the immediately preceding sentence, the Return of Purchase Price shall be returned to Young and Rothman and at such time (a) the LC evidencing a portion of Return of Purchase Price shall be canceled by Young and Rothman; and (b) Hotel Investors and Western Host shall retain all rights described in Section 2.1 hereof.

       2. Release. Effective upon conclusion of the Global Settlement and when the Return of Purchase Price has been released to or for the benefit of Hotel Investors, Western Host and Hotel Investors shall hereby and without further action release Young, Rothman and the Partnerships and their respective officers, directors, partners, trustees and affiliates from all losses, liabilities, claims, demands and actions which they ever had, now have, may have or claim to have against the released parties arising, directly or indirectly, out of or in any way connected with the Termination of Management Contracts Agreement (other than the obligations undertaken thereby).

               The parties declare that they have read and understand the following statutory language of Section 1542 of the California Civil Code:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Having been so apprised, Western Host and Hotel Investors nevertheless hereby elect to and do assume all risk for claims, known or unknown, heretofore or hereafter arising from the subject of the foregoing release; and notwithstanding the provisions of Section 1542 of the California Civil Code, hereby knowingly and voluntarily expressly release Young, Rothman and the Partnerships from all liability for claims arising out of such matter.

               2.1 Extent of Release; Continuing Nature of Indemnification. Pursuant to the Global Settlement Agreement, Rothman and Young are receiving releases from Hotel Investors with respect to all claims related to the Shareholders' Suits, and Hotel Investors is also receiving releases from Rothman and Young with respect to all claims related to the Shareholders' Suits. Notwithstanding anything to the contrary in this Agreement or the Global Settlement Agreement, the parties hereby acknowledge that as between them:

                        (a) The claims released by Hotel Investors as against Rothman and Young pursuant to Paragraph 7 of the Global Settlement Agreement are (1) those claims which would be barred by virtue of the settlement of the Shareholder Suits if asserted by any member of any class certified by the court in those Suits and (2) all rights to indemnity or contribution as to any claim which was or could have been asserted in the Shareholder Suits by the members of the class who did not opt out of the settlement and therefore would be barred.

                        (b) The claims released by Rothman and Young as against Hotel Investors pursuant to Paragraph 7 of the Global Settlement Agreement are (1) those claims which would be barred by virtue of the settlement of the Shareholder Suits if asserted by any member of any class certified by the court in those Suits and (2) all rights to indemnity or contribution as to any claim which was or could have been asserted in the Shareholder Suits by the members of the class who did not opt out of the settlement.

                        (c)     The terms of all of (1) the existing
Indemnification Agreement dated as of February 3, 1992 between Corp. and Young;
(2) the existing Indemnification Agreement dated as of February 3, 1992 between Trust and Young; and (3) that certain Memorandum of Understanding dated March 20, 1990 between Rothman and Trust shall continue in full force and effect, except to the extent modified by paragraph 7 of the Global Settlement Agreement as set forth above, and subject to Rothman and Young meeting their indemnification obligation pursuant to Section 8 of the Termination of Management Contracts Agreement. It is hereby expressly agreed that Rothman and Young have not released their rights, if any, to indemnity or contribution as to any claims asserted by any person who opts out of the settlement of the Shareholder Suits, nor has Hotel Investors released its rights, if any, to assert claims against Rothman and Young with respect to or as a result of any claims so asserted.

               2.2 No Settlement. If the Global Settlement is not concluded and this Agreement is terminated pursuant to Paragraph 1.1, the release effected by Section 2 hereof shall be of no force or effect and Hotel Investors and Western Host shall have any and all rights to institute any claim they would otherwise have had against Young, Rothman and the Partnerships prior to the execution of this Agreement and the Termination of Management Contracts Agreement and the transactions contemplated hereby and thereby. Young, Rothman and the Partnerships would in such event retain the right to contest any such assertion. In such event, any applicable statute of limitations shall be tolled for the period from the date hereof to the date of termination of this Agreement.

       3. Covenants and Representations of Young and Rothman. As a material inducement to Western Host to enter into and perform its obligations under this Agreement, Young and Rothman hereby covenant and agree as follows:

               3.1 Other Documents. Concurrently with the execution hereof, Young and Rothman shall execute the Termination of Management Contracts Agreement.

               3.2 Authority; No Breach. Each of the Partnerships, Young and Rothman has full power, capacity and authority to enter into and perform their respective obligations under this Agreement; and no action is required by law, by each Partnership's respective Certificate of Limited Partnership or otherwise, to authorize or permit the partnerships to undertake any of the Partnerships' Actions (as defined below) except for the approval by the general or limited partners of the respective Partnerships, which approvals (to the extent required by law) shall be obtained in connection with the execution and performance of this Agreement. None of the Partnerships' Actions are prohibited by, have violated or will violate any law in effect on the date of this Agreement. None of the Partnerships' Actions will conflict with, result in any breach of any of the provisions of, constitute a default under any material agreement, instrument or obligation by which any of them are bound or result in the creation of any lien, security interest, charge or encumbrance upon the Return of Purchase Price being transferred hereunder. For purposes of this Agreement the term "Partnerships' Actions" designates and includes (i) the execution and delivery of this Agreement and all other agreements contemplated by this Agreement by Young, Rothman and the Partnerships and (ii) the performance by Young, Rothman and the Partnerships of all other transactions contemplated by this Agreement. This Agreement and all of the other agreements contemplated hereby constitute the valid and binding obligation of each of Young, Rothman and the Partnerships.

       4. Covenants and Representations of Western Host, Corp. and Trust. As a material inducement to Young and Rothman to enter into and perform their obligations under this Agreement, Western Host and Hotel Investors hereby covenant and agree as follows:

               4.1 Other Documents. Concurrently with the execution of this Agreement, Western Host and Hotel Investors shall immediately execute the Termination of Management Contracts Agreement.

               4.2 Reporting Position. Western Host and Hotel Investors shall reflect payment by Young and Rothman of the $1,150,000 Return of Purchase Price as such in all relevant state and federal income tax returns.

               4.3 Authority; No Breach. Each of Western Host, Corp. and the Trust has full power, capacity and authority to enter into and perform their respective obligations under this Agreement; and no action is required by law, by each such party's organizational documents or otherwise, to authorize or permit those entities to undertake any of the actions contemplated hereby. None of such actions are prohibited by, have violated or will violate any law in effect on the date of this Agreement. None of Corp.'s, Western Host's or the Trust's actions or obligations will conflict with, result in any breach of any of the provisions of, constitute a default under, any material agreement, instrument or obligation by which any of them are bound, or result in the creation of any lien, security interest, charge or encumbrance upon the Return of Purchase Price being transferred hereunder.
This Agreement, and all of the other agreements contemplated hereby, constitute the valid and binding obligation of each of Corp., Trust and Western Host.

       5.      Miscellaneous.  This document is also governed by the following:

               5.1 Captions. The caption headings for the sections of this Agreement are for convenience only and shall not be considered to interpret, limit, expand or define the content of the sections.

               5.2 Governing Law. The interpretation and enforcement of provisions shall be governed by the laws of the State of California.

               5.3 Counterparts. This document may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

               5.4 Authorization. The signatories below are authorized to execute this document.

               5.5 Binding Provisions. The provisions shall be binding upon the successors, assigns, heirs and executors of the respective parties and shall inure to the benefit thereof.

               5.6 No Waiver. Any party's failure to enforce any provision shall not constitute a waiver of the right to enforce such provision. The provisions may be waived only in a writing by the party intended to be benefitted by the provisions, and a waiver by a party of a breach hereunder by the other party shall not be construed as a waiver of any succeeding breach of the same or other provisions.

               5.7 Modification. The provisions may be modified only in writing signed by the parties.

               5.8 Construction. No rule of strict construction shall be applied against any party.

               5.9 Attorneys' Fees. Young and Rothman shall be responsible for their own attorneys' fees attributable to this Agreement and the transactions contemplated by this Agreement and the Termination of Management Contracts Agreement (but not the Global Settlement Agreement, which shall govern the payment of costs and expenses incurred in connection therewith). The prevailing party in any action respecting the provisions of this Agreement shall be entitled to recover reasonable attorneys' fees and the costs incurred in connection with such action, whether or not such action proceeds to final judgment.

               5.10 Time of Essence. Time is expressly made of the essence with respect to the performance of each and every obligation hereunder.

               5.11 Cooperation. The parties shall cooperate together and take such additional actions as reasonably necessary to accomplish the objectives set forth herein.

               5.12 Exhibits. All Exhibits attached hereto are incorporated herein by reference.

               5.13 Knowledge. The parties have read this document and have executed it voluntarily after having been apprised of all relevant information and risks and having had the opportunity to obtain legal counsel of their choice.

               5.14 Recitals. The parties certify to each other that the recitals set forth herein are true and correct to the best of their knowledge.

               5.15 Supremacy. In the event of any conflict between the terms of this document and those of any document referred to herein, this document shall govern.

               5.16 Joint and Several Obligations. In the event that any party consists of more than one person or entity, all of the obligations contained herein shall be joint and several obligations of each such person or entity.

               5.17 Consents. Any consent or approval required from any party shall not be unreasonably withheld, conditioned or delayed.

               5.18 Gender; Plurality. Whenever required, all references to the male gender shall include the female and neuter genders, all references to the singular shall include the plural and vice versa.

               5.19 No Relationship. Nothing in this document shall be construed to create any partnership, joint venture or fiduciary relationship between the parties which does not already exist.

               5.20 Entire Agreement. This document, together with the documents referred to herein, sets forth the only entire agreement between the parties respecting the subject matter set forth herein; and all prior agreements, whether oral or written, shall be deemed terminated and of no further force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

                                          "ROTHMAN"


                                            /s/ JOHN F. ROTHMAN
                                          ------------------------------------
                                                John F. Rothman


                                          "YOUNG"


                                            /s/ RONALD A. YOUNG
                                          ------------------------------------
                                                Ronald A. Young


                                          "CORP."

                                          HOTEL INVESTORS CORPORATION, a
                                          Maryland corporation


                                          By:  /s/ KEVIN E. MALLORY
                                               -------------------------------
                                          Its: Executive Vice-President
                                               -------------------------------

                                          "TRUST"

                                          HOTEL INVESTORS TRUST, a Maryland
                                          business trust


                                          By:  /s/ JEFFREY C. LAPIN
                                               -------------------------------
                                          Its: President
                                               -------------------------------

                                          "WESTERN HOST"

                                          WESTERN HOST, INC., a California
                                          corporation


                                          By:  /s/ KEVIN E. MALLORY
                                               -------------------------------
                                          Its: President
                                               -------------------------------

                                  EXHIBIT "A"

                 TERMINATION OF MANAGEMENT CONTRACTS AGREEMENT


         THIS TERMINATION OF MANAGEMENT CONTRACTS AGREEMENT (the "Agreement") is entered into as of this ___ day of ___________, 1994, by and among WESTERN HOST, INC., a California corporation ("Western Host"); JOHN F. ROTHMAN ("Rothman"); RONALD A. YOUNG ("Young"); WESTLAND HOTEL CORP., a California corporation ("Westland"); WESTERN HOST FRESNO PARTNERS, a California limited partnership ("Western Host Fresno"); WESTERN HOST STOCKTON PARTNERS, a California limited partnership ("Western Host Stockton"); WESTERN HOST BAKERSFIELD PARTNERS, a California limited partnership ("Western Host Bakersfield"); WESTERN HOST PROPERTIES, a California limited partnership ("Western Host Modesto"); WESTERN HOST MONTEREY PARTNERS, a California limited partnership ("Western Host Monterey") WESTERN HOST PASADENA PARTNERS, a California limited partnership ("Western Host Pasadena"); WESTERN HOST SAN FRANCISCO PARTNERS, a California limited partnership ("Western Host San Francisco"); (the seven foregoing partnerships to be referred to collectively as the "Partnerships"); HOTEL INVESTORS CORPORATION, a Maryland corporation ("Corp.") and HOTEL INVESTORS TRUST, a Maryland business trust ("Trust"). (Corp. and Trust are collectively hereinafter referred to as "Hotel Investors.")

                                R E C I T A L S

       A.      1.       Western Host and Western Host Fresno are parties to
that certain management contract dated as of December 17, 1975 (the "Fresno Management Contract"); whereby, in exchange for specified management and incentive fees, Western Host has the sole and exclusive right to supervise, manage and direct all operations of the Ramada Inn located at 324 Shaw Avenue, Fresno, California.

               2. Western Host and Western Host Stockton are parties to that certain letter agreement dated July 24, 1985 (the "Stockton Management Letter"); whereby, in exchange for specified management and incentive fees, Western Host has the sole and exclusive right to supervise, manage and direct all operations of the Best Western Stockton Inn located at 4219 Waterloo Road, Stockton, California.

               3. Western Host and Western Host Bakersfield are parties to that certain management contract dated as of November 15, 1976 (the "Bakersfield Management Contract"); whereby, in exchange for specified management and incentive fees, Western Host has the sole and exclusive right to supervise, manage and direct all operations of the Hilton Inn located at 3635 Rosedale Avenue, Bakersfield, California.

               4. Western Host and Western Host Modesto are parties to that certain management contract dated as of September 19, 1977 (the "Modesto Management Contract"); whereby, in exchange for specific management and incentive fees, Western Host has the sole and exclusive right to supervise, manage and direct all operations of the Western Host Motor Hotel (the "Western Host Modesto Hotel"), formerly the Pine Cone Motor Lodge, located at 1312 McHenry Avenue, Modesto, California.

               5. Western Host and Western Host Monterey are parties to that certain management contract dated as of April 30, 1978 (the "Monterey Management Contract"); whereby, in exchange for specified management and incentive fees, Western Host has the sole and exclusive right to supervise, manage and direct all operations of the Casas Munras Garden Hotel located at 700 Munras Avenue, Monterey, California.

               6. The Certificate of Limited Partnership dated as of July 22, 1977 (the "Pasadena Partnership and Management Contract"), between Rothman, Young and Western Host, as general partners of Western Host Pasadena, and the limited partners thereof; provides that in exchange for specified management and incentive fees, Western Host has the sole and exclusive right to supervise, manage and direct all operations of the Saga Motor Hotel located at 1633 East Colorado Boulevard, Pasadena California.

               7. The Certificate of Limited Partnership dated as of May 5, 1975 (the "San Francisco Partnership and Management Contract"), between Rothman, Young and Western Host, as general partners of Western Host San Francisco, and the limited partners thereof; provides that in exchange for specified management and incentive fees, Western Host has the sole and exclusive right to supervise, manage and direct all operations of the Days Inn located at 835 Geary Street, San Francisco, California.

       B. Young, Rothman and the Partnerships desire to terminate the management arrangements contained in the foregoing documents. More particularly, Western Host Fresno, Western Host Bakersfield, Western Host Monterey and Western Host Modesto desire to exercise their respective rights (which rights are contested by Western Host), as owner of each such partnership, to terminate the Fresno Management Contract, Bakersfield Management Contract, Monterey Management Contract and Modesto Management Contract (collectively the "Management Contracts") by providing sixty (60) days' prior written notice of such termination to Western Host in accordance with the Management Contracts. Western Host Stockton desires to exercise its rights (which rights are contested by Western Host), as owner, to terminate the services provided by Western Host under the Stockton Management Letter by providing five (5) days' prior written notice of such termination to Western Host in accordance with the Stockton Management Letter. Young, Rothman and the Partnerships have sought removal of Western Host as a general partner of Western Host Pasadena and Western Host San Francisco. Pursuant to such request, Western Host will withdraw as the general partner of each such entity effective as of the date hereof.

       C. Young, Rothman, Westland and Western Host have entered into certain agreements whereby Western Host has subcontracted its rights to provide management services for the respective properties under the Management Contracts, the Stockton Letter Agreement, the Pasadena Partnership and Management Contract and the San Francisco Management and Partnership Contract to Westland (the "Interim Management Contracts"). The Interim Management Contracts will be canceled concurrently with the execution of this Agreement.

       D. Young, Rothman, Corp., Trust and Western Host are parties to a Settlement and Release Agreement of even date herewith (the "Settlement Agreement") which contemplates the execution of this Agreement.

                               A G R E E M E N T

         NOW THEREFORE, in consideration of the foregoing facts and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Termination of Management. Effective upon the execution hereof, the management arrangements provided pursuant to the Management Contracts, the Stockton Management Letter, the Western Host Pasadena and Western Host San Francisco Partnership Agreements and the Interim Management Contracts are terminated by Young, Rothman and Westland. Western Host hereby withdraws as a general partner of Western Host Pasadena and Western Host San Francisco.

                 1.1 Forbearance. Western Host and Hotel Investors shall forbear from taking any action or asserting any claim against the Partnerships, Young, Rothman and Westland (including claims for breach of applicable notice provisions in the Interim Management Contracts, Management Contracts or the Stockton Management Letter) only to the extent set forth in the Settlement Agreement, and subject to the provisions of Section 2.2 thereof.

         2. Termination of Management Arrangements. If the Global Settlement is concluded, no management, incentive or supervisory fees arising from the respective Management Contracts, the Stockton Management Letter, the Pasadena Partnership and Management Contract and the San Francisco Partnership and Management Contract (the "Management Fees") arising after the date hereof shall any longer be due and payable to Western Host. Furthermore, if the Global Settlement is concluded, Western Host hereby waives any right, title, interest and claim to the extent any Management Fees are attributable to its services provided after the date hereof. Westland shall, upon execution hereof and satisfaction of the conditions contained in Section 7 hereof, pay to Western Host $120,000 in full satisfaction of any Management Fees (including, without limitation, "base management fees," "incentive management fees" or any other management fees) arising prior to the date hereof.

         3. Representations and Warranties of Young, Rothman, Westland and the Partnerships. As a material inducement to Hotel Investors and Western Host to enter into and perform their obligations under this Agreement, Young, Rothman and the Partnerships, jointly and severally, hereby represent and warrant to Western Host and Hotel Investors as follows:

                 3.1 Organization and Corporate Power. Each of the Partnerships is a California limited partnership duly organized, validly existing and in good standing under the laws of the State of California and, by its respective general partners, has all requisite power and authority necessary to own and operate its properties and equipment and to carry on its business.

                 3.2 Authorization. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by all appropriate action of Young, Rothman, Westland and the Partnerships. This Agreement constitutes the valid and binding obligation of each of Young, Rothman, Westland and the Partnerships.

                 3.3 Litigation. Other than the Shareholder Suits, there are no claims, actions, suits, investigations or proceedings pending or threatened by, against, involving, relating to or materially affecting Young, Rothman, Westland or the Partnerships or which would prevent or hinder the consummation of the transactions contemplated hereby.

                 3.4 Governmental and Third-Party Consents. No permit, consent, approval or authorization of, declaration to or filing with any governmental or regulatory authority or of any third person is required in connection with the execution, delivery and performance of this Agreement by Young, Rothman, Westland and the Partnerships or Young's, Rothman's, Westland's and the Partnership's consummation of any other transaction contemplated hereby.

                 3.5 Disclosure. Neither this Agreement nor any of the attachments hereto, each of which is incorporated herein by this reference, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. Young, Rothman, Westland and the Partnerships know of no fact not disclosed to Western Host in writing or which any of the officers or managerial employees of the Partnership is aware and which affects adversely or could reasonably be anticipated to affect adversely this Agreement.

                 3.6 Effective Date. All of the representations and warranties contained in this Section 3 and elsewhere in this Agreement and all information contained in any attachment hereto or in any writing delivered by or on behalf of Young, Rothman, Westland and the Partnerships are true and correct in all respects on the date of this Agreement.

                 3.7 Obligations to Western Host. Other than as specified herein, Young, Rothman, Westland and the Partnership do not have knowledge of any unpaid debts or obligations of the Partnerships owing to Western Host or Hotel Investors.

         4. Western Host's Representations and Warranties. As a material inducement to Young, Rothman and the Partnerships to enter into and perform their respective obligations under this Agreement, Western Host hereby represents and warrants as follows:

                 4.1 Organization and Corporate Power. Each of Corp., the Trust and Western Host is duly organized, validly existing and in good standing under the laws of its state of organization.

                 4.2 Authorization. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by appropriate action of Corp., Trust and Western Host. This Agreement constitutes the valid and binding obligation of each of Western Host, Corp. and Trust.

         5. Covenants of the Partnerships and Young. As a material inducement to Western Host to enter into and perform its obligations under this Agreement, Young, Rothman and the Partnerships hereby covenant and agree as follows:

                 5.1 Advances and Payables. Corp. has directly or indirectly, through Western Host, advanced certain funds to the Partnerships (the "Partnerships' Advances"). In addition, the Partnerships are responsible for a portion of certain Western Host accounts payable (the "Partnerships' Payables"). On the date hereof, Westland and the Partnerships will deliver a check to Corp. in the amount of $67,029.16 in full satisfaction of the Partnerships' Advances and Partnerships' Payables. The Partnerships shall continue to bear the burden of or benefit from future retrospective adjustments in Western Host's and Hotel Investors' workers' compensation expense to the extent of 20.15%, 21.55% and 20.77%, for 1989, 1990 and 1991, respectively.
Any amount owing under the preceding sentence will be paid to the other party within 30 days after notice of any such adjustment is received. On the date hereof, Westland and the Partnership will deliver a check to Corp. in an amount equal to $28,962.00 in full satisfaction of all retroactive workers' compensation adjustment attributable to the Partnerships and Westland made to date.

                 5.2 Release of Western Host From Certain Obligations. Young, Rothman, Westland and the Partnerships covenant to use their best efforts to obtain a release of any obligations Western Host has incurred in connection with its status as general partner of Western Host Pasadena and/or Western Host San Francisco with any third party, including, but not limited to, any agreement with a ground lessor, franchisor or lender.

                 5.3 Consents. Young, Rothman, Westland and the Partnerships covenant to obtain any consent required by the Partnerships' respective limited or general partners, pursuant to their respective Certificates of Limited Partnership, and governmental or regulatory authority or any third person; provided, however, that should Young, Rothman, Westland and the Partnerships fail to obtain any such consent, then, in accordance with
Section 8 hereof, Young, Rothman, Westland and the Partnerships shall indemnify Hotel Investors and Western Host for any liability (including reasonable attorneys' fees arising out of the failure to obtain any such consent.

         6. Non-Exclusive License. Pursuant to a Non-Exclusive License Agreement (the "License Agreement") dated the date hereof, in the form of Exhibit "B" hereto, Western Host shall grant Young, Rothman, the Partnerships, Westland and any other corporation owned by Young or the Partnerships which is authorized to manage the hotels owned by the Partnerships, a non-exclusive license to use the name "Western Host" in association with the names of the Partnerships and the Western Host Modesto Hotel.

         7. Conditions to Obligations. Each party's obligation to perform hereunder is conditioned upon the performance or written waiver by such party of each other party's obligations hereunder.

         8. Indemnification by Young, Rothman and the Partnerships. Effective upon the execution of this Agreement, Young, Rothman, Westland and the Partnerships jointly and severally indemnify Western Host, Corp., Trust, their affiliates and their respective directors, trustees, officers, employees, agents, representatives and attorneys (collectively, the "Indemnified Parties") and hold the Indemnified Parties harmless against any loss, liability, damage or expenses, including reasonable legal expenses and costs which each of the foregoing may suffer, sustain or become subject to as a result of (a) the breach of any representation, warranty, covenant or agreement of Young, Rothman, Westland, the Partnerships or any of them contained in this Agreement or in any separate certificate, instrument or agreement furnished or to be furnished pursuant to this Agreement or by reason or on account of the transfer of the Return of Purchase Price by Young and Rothman pursuant to the Settlement Agreement; (b) any claim of any third party, including, but not limited to, any employee, vendor, mortgagee, ground lessor, lender, franchisor or any other third party, from any liability in connection with this Agreement and the transactions contemplated hereby and the operation, management or ownership of the Partnerships arising after January 1, 1993 or with respect to Western Host Pasadena and Western Host San Francisco, in its capacity as general partner of each such partnership, for any such claim arising prior to or after the date hereof; (c) any and all claims by any of the limited partners in the respective Partnerships relating to the performance of Western Host's duties, this Agreement, the receipt of fees or otherwise relating to any of the hotels owned by Hotel Investors, including, with respect to Western Host San Francisco and Western Host Pasadena, the services and duties of Western Host as a general partner of such partnerships; and (d) any claim from any employee of the Partnerships, including, but not limited to, those employees of the Partnerships that were previously classified as employees of Corp., with respect to certain accrued employee benefits, including, but not limited to, vacation, holiday, severance or termination pay; sick leave; retirement benefits; Social Security benefits; Workers' Compensation benefits; disability, unemployment, health or accident insurance benefits; bonus plans; deferred compensation plans; incentive plans; retirement plans, if any of the foregoing exist. Notwithstanding this Agreement, any indemnification of Western Host contained in the Management Contracts, Stockton Management Letter, Pasadena Partnership and Management Contract and San Francisco Partnership and Management Contract shall continue in full force and effect, subject to the terms of such agreements.

         9. Miscellaneous. This document is also governed by the following:

                 9.1 Captions. The caption headings for the sections of this Agreement are for convenience only and shall not be considered to interpret, limit, expand or define the content of the sections.

                 9.2 Governing Law. The interpretation and enforcement of provisions shall be governed by the laws of the State of California.

                 9.3 Counterparts. This document may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

                 9.4 Authorization. The signatories below are authorized to execute this document.

                 9.5 Binding Provisions. The provisions shall be binding upon the successors, assigns, heirs and executors of the respective parties.

                 9.6 No Waiver. Any party's failure to enforce any provision shall not constitute a waiver of the right to enforce such provision. The provisions may be waived only in a writing by the party intended to be benefitted by the provisions, and a waiver by a party of a breach hereunder by the other party shall not be construed as a waiver of any succeeding breach of the same or other provisions.

                 9.7 Modifications. The provisions may be modified only in a writing signed by the parties.

                 9.8 Severability. If any portion of a provision is held to be unenforceable, any enforceable portion thereof and the remaining provisions shall continue in full force and effect.

                 9.9 Construction. No rule of strict construction shall be applied against any party.

                 9.10 Attorneys' Fees. Each of the parties hereto shall be responsible for their own attorneys' fees attributable to this Agreement and the transactions contemplated hereby. The prevailing party in any action respecting the provisions hereof shall be entitled to an award of reasonable attorneys' fees and the costs incurred in connection with such action, whether or not such action proceeds to final judgment.

                 9.11 Time of Essence. Time is expressly made of the essence with respect to the performance of each and every obligation hereunder.

                 9.12 Cooperation. The parties shall cooperate together and take such additional actions as reasonably necessary to accomplish the objectives set forth herein.

                 9.13 Exhibits. All Exhibits attached hereto are incorporated herein by reference.

                 9.14 Knowledge. The parties have read this document and have executed it voluntarily after having been apprised of all relevant information and risks and having had the opportunity to obtain legal counsel of their choice.

                 9.15 Recitals. The parties certify to each other that the recitals set forth herein are true and correct to the best of their knowledge.

                 9.17 Joint and Several Obligations. In the event that any party consists of more than one person or entity, all of the obligations contained herein shall be joint and several obligations of each such person or entity.

                 9.18 Consents. Any consent or approval required from any party shall not be unreasonably withheld, conditioned or delayed.

                 9.19 Gender; Plurality. Whenever required, all references to the male gender shall include the female and neuter genders, all references to the singular shall include the plural, and vice versa.

                 9.20 Representations and Warranties. All obligations, representations and warranties herein shall survive the close of the transactions contemplated hereby.

                 9.21 No Relationship. Nothing in this document shall be construed to create any partnership, joint venture or fiduciary relationship between the parties which does not already exist.

                 9.22 Confidentiality. The parties shall keep the terms of this document and the transactions comtemplated thereby strictly confidential and shall disclose the information only to those individuals and entities necessary to accomplish the transactions comtemplated herein or as otherwise required by law.

                 9.23 Indemnification. Any indemnification under this document shall survive the termination of this document for any reason with respect to any matters arising prior to the termination of this document.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          "Corp."

                                          HOTEL INVESTORS CORPORATION,
                                          a California corporation



                                          By _________________________________

                                          Its ________________________________

                                          "Trust"

                                          HOTEL INVESTORS TRUST,
                                          a Maryland Business Trust



                                          By _________________________________

                                          Its ________________________________


                                          "Western Host"

                                          WESTERN HOST, INC.,
                                          a California corporation



                                          By _________________________________

                                          Its ________________________________


                                          "Rothman"



                                          ____________________________________
                                                     John F. Rothman


                                          "Young"



                                          ____________________________________
                                                     Ronald A. Young





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                                      -10-

                                          "Westland"

                                          WESTLAND HOTEL CORP.,
                                          a California corporation



                                          By _________________________________
                                               Ronald A. Young,
                                               President

                                          "Western Host Fresno"

                                          WESTERN HOST FRESNO PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner


                                          "Western Host Stockton"

                                          WESTERN HOST STOCKTON PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner





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                                      -11-

                                          "Western Host Bakersfield"

                                          WESTERN HOST BAKERSFIELD PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner


                                          By _________________________________
                                               General Partner


                                          "Western Host Modesto"

                                          WESTERN HOST PROPERTIES,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner


                                          "Western Host Monterey"

                                          WESTERN HOST MONTEREY PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner





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                                      -12-

                                          "Western Host Pasadena"

                                          WESTERN HOST PASADENA PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner


                                          "Western Host San Francisco"

                                          WESTERN HOST SAN FRANCISCO PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner





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                                      -13-

                                  EXHIBIT "B"

                               LICENSE AGREEMENT


         THIS LICENSE AGREEMENT (the "Agreement") is entered into as of this ___ day of ___________, 1994, by and among WESTERN HOST, INC., a California corporation ("Western Host"); JOHN F. ROTHMAN ("Rothman"); RONALD A. YOUNG ("Young"); WESTLAND HOTEL CORP., a California corporation ("Westland"); WESTERN HOST FRESNO PARTNERS, a California limited partnership ("Western Host Fresno"); WESTERN HOST STOCKTON PARTNERS, a California limited partnership ("Western Host Stockton"); WESTERN HOST BAKERSFIELD PARTNERS, a California limited partnership ("Western Host Bakersfield"); WESTERN HOST PROPERTIES, a California limited partnership ("Western Host Modesto"); WESTERN HOST MONTEREY PARTNERS, a California limited partnership ("Western Host Monterey") WESTERN HOST PASADENA PARTNERS, a California limited partnership ("Western Host Pasadena"); and WESTERN HOST SAN FRANCISCO PARTNERS, a California limited partnership ("Western Host San Francisco"); (the seven foregoing partnerships to be referred to collectively as the "Partnerships").


                                R E C I T A L S

         A. Western Host, Rothman, Young, Westland and the Partnerships are parties to that certain Termination of Management Contracts Agreement dated as of even date herewith; whereby certain management arrangements between Western Host and each of the Partnerships were terminated.

         B. Western Host is the owner of all right, title and interest in the name "Western Host" and certain service marks associated therewith (the name and marks collectively, the "Marks").


                               A G R E E M E N T

         NOW THEREFORE, in consideration of the foregoing facts and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1.      Non-Exclusive License.   Western Host hereby grants Young,
Rothman, the Partnerships, Westland and any other entity owned by Young or the Partnerships which is authorized to manage hotels owned by the Partnerships a non-exclusive, non-transferable perpetual license to use the Marks under the common law and under the privileges provided by any registration covering the Marks presently or subsequently filed with the United States Patent and Trademark Office but only for use in the names of such Partnerships and the name of the Western Host Modesto Hotel.

         2. Governing Law. The interpretation and enforcement of provisions shall be governed by the laws of the State of California and the United States of America, without application of conflicts of laws principles.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                          "Western Host"

                                          WESTERN HOST, INC.,
                                          a California corporation



                                          By _________________________________

                                          Its ________________________________


                                          "Rothman"



                                          ____________________________________
                                            John F. Rothman


                                          "Young"



                                          ____________________________________
                                            Ronald A. Young

                                          "Westland"

                                          WESTLAND HOTEL CORP.,
                                          a California corporation



                                          By _________________________________
                                               Ronald A. Young,
                                               President

                                          "Western Host Fresno"

                                          WESTERN HOST FRESNO PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner


                                          "Western Host Stockton"

                                          WESTERN HOST STOCKTON PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner





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                                      -3-

                                          "Western Host Bakersfield"

                                          WESTERN HOST BAKERSFIELD PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner


                                          "Western Host Modesto"

                                          WESTERN HOST PROPERTIES,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner


                                          "Western Host Monterey"

                                          WESTERN HOST MONTEREY PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner





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                                      -4-

                                          "Western Host Pasadena"

                                          WESTERN HOST PASADENA PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner


                                          "Western Host San Francisco"

                                          WESTERN HOST SAN FRANCISCO PARTNERS,
                                          a California limited partnership



                                          By _________________________________
                                               General Partner



                                          By _________________________________
                                               General Partner





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                                      -5-